                                                                               .
                                                                               .
                                                                               .
                                                                     Exhibit 3.7

NUMBER                             ENDEAVOUR                                            SHARES
                                   INTERNATIONAL CORPORATION
COMMON STOCK               Incorporated Under the Laws of the State of Nevada           See Reverse for Certain Definitions
                                                                                        CUSIP 29259G 10 1

THIS CERTIFIES THAT

                                 S P E C I M E N

IS THE OWNER OF

      FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.001 PAR VALUE PER SHARE, OF

                       ENDEAVOUR INTERNATIONAL CORPORATION

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:                   SEAL

       /s/ John N. Seitz                    /s/ William L. Transier
--------------------------                  ---------------------------
Co-Chief Executive Officer                  Co-Chief Executive Officer

Countersigned and Registered:
STOCKTRANS, INC.
Transfer Agent and Registrar

By _________________________________
   Authorized Signature

                       ENDEAVOUR INTERNATIONAL CORPORATION

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common              UNIF GIFT MIN ACT- ..............Custodian...........
TEN ENT - as tenants by the entireties             (Cust)                     (Minor)
JT TEN - as joint tenants with right of                     under Uniform Gifts to Minors
         survivorship and not as tenants                    ACT....................................
         in common                                                 (State)

                                            UNIF TRF MIN ACT- .......Custodian (until age.......)
                                                                      (Cust)
                                                              ............under Uniform Transfers
                                                              (Minor)
                                                              to Minors Act...........................
                                                                       (State)

     Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT

FOR VALUE RECEIVED,.......................hereby sell, assign and transfer unto

         PLEASE INSERT SOCIAL SECURITY OR OTHER
            IDENTIFYING NUMBER OF ASSIGNEE
__________________

________________________________________________________________________________
  PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________
Attorney to transfer the said stock on the books of the within named
Corporation with full power of substitution in the premises.

DATED ____________
                        X___________________________________
                        X___________________________________
                        NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                CORRESPOND WITH THE NAME(S) AS WRITTEN UPON
                                THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
,                               WITHOUT ALTERATION OR ENLARGEMENT OR ANY
                                CHANGE WHATEVER.

Signature(s) Guaranteed

By_________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.